THE STEPHAN CO.
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    To Be Held Friday, August 29, 1997

To the Stockholders:

          The Annual Meeting of the Stockholders of The Stephan Co. (the "Company") will be held on Friday, August 29, 1997 at 10:00 AM, local time, at The Doubletree Guest Suites, 555 Northwest Sixty-Second Street, Fort Lauderdale, Florida, 33309 for the following purposes:

          1. To elect five directors to hold office until the Annual Meeting of Stockholders in 1998 until their respective successors have been duly elected and qualified; and

          2. To approve the Company's 1990 Key Employee Stock Incentive Plan, as amended, including an amendment to increase the number of shares available for grant thereunder from 470,000 to 870,000; and

          3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

          The Board of Directors has fixed the close of business on ________, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Company's 1997 Annual Meeting of Stockholders (the "Meeting"). Only stockholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

                       By Order of the Board of Directors




                       PETER FEROLA
                       Secretary

______ __ , 1997

     YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES PERSONALLY.


                             PROXY STATEMENT

                              THE STEPHAN CO.

                      Annual Meeting of Stockholders
                      To Be Held on August 29, 1997


                            GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Stephan Co. (the "Company"), a Florida corporation, for use at the 1997 Annual Meeting of Stockholders to be held on August 29, 1997, and at any adjournment(s) thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Meeting is to be held at The Doubletree Guest Suites, located at 555 Northwest Sixty-Second Street, Fort Lauderdale, Florida, 33309, at 10:00 A.M., local time.

     The principal executive offices of the Company are located at 1850 West McNab Road, Fort Lauderdale, Florida (telephone no. 954-971-0600). The enclosed proxy and this proxy statement are being first sent to stockholders of the Company on or about July , 1997.

Solicitation and Revocation

          Proxies in the form enclosed are solicited by, or on behalf of, the Company's Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. If a quorum, consisting of the presence (in person or by proxy) of holders of a majority of the outstanding shares of common stock, $.01 par value, of the Company (the "Common Stock"), exists at the Meeting, (i) the directors shall be elected by the affirmative vote of a plurality of the shares of Common Stock cast at the Meeting; (ii) approval of the Company's 1990 Key Employee Stock Incentive Plan, as amended, including the amendment described herein to increase the number of shares of Common Stock reserved for grant pursuant to awards which may be granted thereunder, shall require that the affirmative votes cast favoring such proposal exceed the votes cast opposing such proposal at the Meeting; and (iii) approval of any other matters which may properly come before the Meeting shall, subject to applicable law, require that the affirmative votes favoring such matter exceed the votes cast opposing such matter at the Meeting. Abstentions and shares of record held by a broker or nominee ("Broker Shares") that are voted on any proposal will be included in determining the existence of a quorum. Broker Shares that are not voted on any matter are treated as shares as to which voting power has been withheld by the beneficial owner of such shares and, therefore, as shares not entitled to vote on the proposal, and will not be included in determining the existence of a quorum. Abstentions and non-voted Broker Shares will, therefore, not have an effect on the outcome of the election of the five nominees for directors or any other proposal to come before the Meeting. A "withheld" vote is the equivalent of an abstention.

          Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted (i) "FOR" the election of all five of the nominees for directors named herein; and (ii) "FOR" the approval of the 1990 Key Employee Stock Incentive Plan, as amended. In the event that any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Meeting, or by executing and delivering another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy.

          The solicitation of proxies will be made primarily by mail but, in addition, may be made by directors, officers and employees of the Company personally or by telephone or telegraph, without extra compensation. Brokers, nominees and fiduciaries will be reimbursed for their out-of-pocket and clerical expenses in transmitting proxies and related material to beneficial owners. The costs of soliciting proxies will be borne by the Company. It is estimated that said costs will be nominal.

Annual Report

          The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996, which contains audited financial statements, is being mailed with this Proxy Statement to all persons who were stockholders of record as of the close of business on _____ __, 1997. Additional copies of the Annual Report will be provided free of charge upon written request to the Company, 1850 West McNab Road,Fort Lauderdale, Florida 33309, Attn.: Secretary.

Record Date; Voting

          The Company's Board of Directors has fixed the close of business on ____, 1997 as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and vote at, the Meeting. At the close of business on that date, an aggregate of _,___,___ shares of Common Stock were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Meeting. The Company's stockholders do not have cumulative voting rights. The Company has no other class of voting securities entitled to vote at the Meeting.

                             SECURITY OWNERSHIP

Security Ownership by Certain Beneficial Owner

The following table sets forth, as of the close of business on December 31, 1996, information as to the stockholder (other than directors and executive officers of the Company) which is known by the Company to beneficially own more than 5% of its outstanding Common Stock (based solely upon a filing made by said holder with the Securities and Exchange Commission on February 14, 1997 on Schedule 13G pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"):

                                  Number of Shares
  Name and Address                  Beneficially            Percent
 of Beneficial Owner                 Owned (1)              of Class
____________________               _______________         ___________

FMR Corporation (2)                    412,200                10%
82 Devonshire St.
Boston, Mass. 02109-7614

(1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power.

(2) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of the shares reflected above as a result of acting as a registered investment adviser to various registered investment companies. One such company, Fidelity Low-Priced Stock Fund, owns the shares reflected above. FMR Corp., through its control of Fidelity, has sole voting power with respect to zero shares and sole power to dispose of all the above indicated shares.


Ownership by Management

     The following table sets forth, as of April 29, 1997, information concerning beneficial ownership of Common Stock by each director and nominee for election as a director of the Company, the Named Executives, as defined below, and all directors and executive officers of the Company as a group (based solely upon information furnished by such persons):

                              Number of Shares
                               Beneficially            Percent
Name of Beneficial Owner         Owned (1)             of Class
_________________________      ________________       ___________

Thomas M. D'Ambrosio. . . . . .   225,714(2)             5.0%
John DePinto. . . . . . . . . .   130,890(2)             3.0%
Frank F. Ferola . . . . . . . .   569,435(2)(4)(5)      14.0%
Curtis Carlson. . . . . . . .       9,088(2)             (3)
Leonard Genovese. . . . . . . .     1,000                (3)
Samuel Lazar. . . . . . . . . .       (3)                (3)
Charles Hall. . . . . . . . . .       (3)                (3)
All executive officers and directors
  as a group (10 persons). . . . 1,060,877(2)            25%

    (1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power.

    (2) Includes the following shares that may be acquired upon the exercise of options by the specified person(s) within 60 days of April 29, 1997: Mr. D'Ambrosio - 9,000; Mr. DePinto - 17,686; Mr. Frank Ferola - 30,000; Mr. Carlson - 5,062; and all executive officers and directors as a group 186,498.

    (3)  Represents less than 1%.

    (4) Does not include 79,195 shares covered by options granted to Mr. Ferola, whose exercise is contingent on certain increases in the Company's Common Stock price, as more fully set forth in the "Executive Compensation" section hereof.

    (5) Includes 5,500 shares owned by Mr. Ferola's personal charitable foundation, of which Mr. Frank Ferola is a co- trustee.


             PROPOSAL I:   ELECTION OF DIRECTORS

     The entire Board of Directors, presently consisting of five members, is to be elected at the Meeting. The Company's By-Laws provide that the number of directors shall be set from time to time by resolution of the Board of Directors and always have a minimum of one director. The Company's Board of Directors had six members in 1996 until the death of one of its members in January 1997. Thereafter, the Board of Directors, by resolution, set the size of the Board at five members. The five nominees listed below have all consented to being named in this Proxy Statement and to serving as directors if elected. All of the nominees except one are current Board members. In the unexpected event that any of such nominees should become unable to or for good cause will not serve, it is intended that proxies will be voted for substitute nominee(s) designated by the current Board of Directors. The Board has no reason to believe that any of the named nominees will be unable to stand for election.

     Proxies in the accompanying form will be voted at the Meeting in favor of the election of each of the five nominees listed on the accompanying form of proxy, unless authority to do so is withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. Directors will be elected by a plurality of the affirmative votes cast by the holders of shares of Common Stock at the Meeting (assuming a quorum exists).

     Set forth below is certain information with respect to each nominee for election as a director of the Company at the Meeting (based solely on information furnished by such persons):

                         Age     Year of First  Principal Occupations
                       (as of     Election as   During Past Five Years;
Name                   4-1-97)     a Director   Other Directorships
_____                  _______    ___________   _______________________

Frank F. Ferola          54          1980       For more than the past
                                                five years, Chairman of the
                                                Board, President and
                                                Chief Executive Officer
                                                of the Company.

Thomas M. D'Ambrosio(1)  68          1980       For more than the past
                                                five years, Vice President
                                                and, since March 1989,
                                                Treasurer of the Company;
                                                practicing attorney.

Leonard Genovese         62          (2)        For more than the past
                                                five years, Chairman
                                                & Chief Executive Officer
                                                of Genovese Drug, Inc., an
                                                American Stock Exchange listed
                                                company.  Mr. Genovese
                                                is a director of three other
                                                publicly listed companies:
                                                T.R. Financial,
                                                Aid Auto Stores, and
                                                Kellwood Co.

John DePinto (3)(4)      79         1980        Retired executive.

Curtis Carlson (3)(4)    44         1996        For more than the past five
                                                years, partner in the law
                                                firm of Carlson & Bales, PA,
                                                a Miami- based law firm.  In
                                                fiscal year 1996, the Company
                                                paid to Carlson & Bales,
                                                P.A., a law firm of which
                                                Mr. Carlson is a partner,
                                                approximately $158,000 for
                                                legal services rendered by
                                                such firm to the  Company.
________________

     (1) Mr. D'Ambrosio intends to devote approximately 20% of his business time to the affairs of the Company.

     (2) Mr. Genovese is being nominated for the first time as a director to fill the vacancy caused by the resignation of
          W. Gregg Baldwin in 1997. It is expected that Mr. Genovese will be selected by the Company's full Board to serve on the Stock Option and Compensation and Audit Committees.

     (3)  Member of the Audit Committee.

     (4)  Member of the Stock Option and Compensation Committee.


           The Board of Directors unanimously recommends a vote "FOR" the election of the five nominees named above as directors of the Company.

Executive Officers

     The executive officers of the Company consist of Mr. Frank Ferola, as President, Chairman of the Board and Chief Executive Officer; Thomas M. D'Ambrosio, Vice President and Treasurer; David A. Spiegel, Chief
Financial Officer; Peter Ferola, Vice President/Administration and Secretary; Lucille Murphy, President/Old 97 Company, a wholly-owned subsidiary of the Company; Franc Ferola, Vice President/Operations; Charles V. Hall, President/Trevor Sorbie of America, Inc., a wholly-owned subsidiary of the Company; and Samuel Lazar, President/Scientific Research Products, Inc.
of Delaware, a wholly-owned subsidiary of the Company.

     The following sets forth certain information with respect to the executive officers of the Company who are not directors or nominees for election as a director (based solely on information furnished by such persons):

     Mr. Spiegel, 48, was appointed as Chief Financial Officer in January 1994. For more than the past four years prior to 1994, Mr. Spiegel had been a certified public accountant, engaged in private practice. For more than the five years prior to 1994, Mr. Spiegel was the independent public accountant for the Company.

     Mr. Peter Ferola, 28, was appointed as Vice President/Administration in January 1996. For more than the past five years, Mr. Ferola has been employed by the Company in various capacities. In February 1997, Mr. Ferola was selected as Secretary of the Company to fill the vacancy caused by the death of Mr. Stephen Letizia. Mr. Ferola had previously been the Company's Assistant Secretary.

     Ms. Lucille Murphy, 49, was appointed as President of Old 97 Company in January 1996. For more than the past five years Ms. Murphy has been employed by Old 97 Company, a wholly-owned subsidiary of the Company.

     Mr. Samuel Lazar, 51, was appointed as President of Scientific Research Products, Inc. of Delaware, a wholly-owned subsidiary of the Company, in April 1994, when such company was acquired by the Company, a position which he held for over five years prior to the acquisition.

     Mr. Franc Ferola, 31, was appointed as Vice President/Operations in January 1996. For more than the past five years, Mr. Ferola has been employed by the Company in various capacities.

     Mr. Charles Hall, 49, was appointed as President of Trevor Sorbie of America, Inc., a wholly-owned subsidiary of the Company, in June 1996, when such company was acquired by the Company, a position which he held for two years prior to the acquisition. Prior to 1994, Mr. Hall served as Vice President - Sales for Fort Pitt Acquisition Co., a professional hair care company.

     Peter Ferola and Franc Ferola are brothers and sons of Frank Ferola.

     Board of Directors; Committees of the Board

     The Board of Directors met five times during fiscal year 1996. During fiscal year 1996, no director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which he served. The Board has established two standing committees, which consist of an Audit Committee, and a Stock Option and Compensation Committee. The current functions of such committees are as follows:

     The Audit Committee, which held two meetings during fiscal 1996, reviews the internal and external audit functions of the Company and makes recommendations to the Board of Directors with respect thereto. It also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company, and for making recommendations to the Board of Directors with respect to the selection of the Company's independent auditing firm. The Chairman of this Committee is Curtis Carlson.

     The Stock Option and Compensation Committee, which held two meetings during fiscal 1996, has primary responsibility for the administration of the Company's 1990 Key Employee Stock Incentive Plan, including primary responsibility for the granting of options thereunder. The Committee is also responsible for establishing the overall philosophy of the Company's executive compensation program and overseeing the executive compensation plan developed to execute the Company's compensation strategy. The Chairman of this Committee is Curtis Carlson.

Compensation Committee Interlocks and Insider Participation

     The Stock Option and Compensation Committee consists of Curtis Carlson and John DePinto, neither of whom are officers or employees of the Company or have any direct or indirect material interest in or a relationship with the Company, other than their stockholdings as discussed above and as related to their position as directors. None of the executive officers of the Company has served on the board of directors or on the compensation committee (or other board committee performing equivalent functions) of any other entity, any of whose executive officers served on the Board of Directors of the Company or on the Stock Option and Compensation Committee.

Compensation of Directors

     All directors of the Company are compensated for their services by payment of $300 for each Board Meeting attended.

     During fiscal 1996, options to purchase an aggregate of 15,186 shares of Common Stock, at an exercise price of $15.75 per share, were granted by the Company to directors of the Company who were not employees or regularly retained consultants of the Company (each, an "Outside Director") pursuant to the Company's 1990 Outside Directors' Stock Option Plan.

     Under such Plan, each Outside Director is automatically granted, upon such person's election or re-election to serve as a director of the Company, an option exercisable over five years, to purchase Common Stock. Upon initial election to the Board of Directors, an Outside Director is granted an option to purchase 5,062 shares of Common Stock. An option to purchase 5,062 shares of Common Stock is granted to each incumbent Outside Director during each fiscal year of the Company thereafter on the earlier of
(i) June 30, or (ii) the date on which the stockholders of the Company elect directors at an Annual Meeting of such stockholders or any adjournment thereof. The aggregate number of shares of Common Stock reserved for grant under the Outside Directors' Stock Option Plan (as adjusted for stock splits) is 202,500, of which options covering 40,434 shares are outstanding.

                    EXECUTIVE COMPENSATION

      The following table sets forth information for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, with respect to compensation earned by the Company's Chief Executive Officer and the two other executive officers of the Company serving at the end of fiscal year 1996 who received a total of salary and bonus in excess of
$100,000  during  fiscal  1996   (the   "Named Executives").

Summary Compensation Table

                                                   Long-Term
                  Annual Compensation              Compensation
                  ______________________            ______________

Name and                            Other        Securities
Principal   Fiscal                  Annual       Underlying    All Other
Position(s) Year    Salary  Bonus   Compensation Options (#)   Compensation
__________  ______  _______  _____  ____________ __________    ____________

Frank F.    1996   $173,353 $677,030   $0          70,000(1)      $0
Ferola      1995    157,594  335,538    0             -0-          0
President,  1994    143,268  683,839    0             -0-          0
Chairman of
the Board
and Chief
Executive Officer

Charles Hall  1996   $103,517    $0      $0            -0-         $0
President,    1995(2)     N/A    N/A    N/A             N/A        N/A
Trevor Sorbie 1994(2)     N/A    N/A    N/A             N/A        N/A
of America,
Inc.

Samuel Lazar, 1996   $130,800 $21,976    $0             -0-        $0
President,    1995    130,800  22,501     0             -0-         0
Scientific    1994(3)  87,200    N/A     N/A            N/A        N/A
Research
Products, Inc.
Of Delaware


 (1) Reflects the grant of options covering 70,000 shares of Common Stock, whose exercise is contingent on certain increases in the Company's Common Stock trading price. See - "Employment and Termination Arrangements."

(2)  Mr. Hall began his employment with the Company on June 28, 1996.

(3)  Mr. Lazar began his employment with the Company on April 15, 1994.


Stock Option Grants in the Last Fiscal Year

     No stock appreciation rights were granted to the Named Executives in fiscal 1996. The following table sets forth certain information concerning stock options granted to the Chief Executive Officer in fiscal year 1996, and the named Executives, other than the Company's Chief Executive Officer were not granted any stock options in fiscal 1996.

                                                       Potential Realizable
                                                       Value At Assumed Annual
     Number of     Percentage of                       Rates of Stock
     Securities    Total Options                       Appreciation for Option
     Underlying    Granted to      Exercise            Term (1)
     Options       Employees in    Price Per Expiration _____________________
Name Granted (#)   Fiscal Year(%)  Share($)  Date           5%     10%
____  __________   ______________  ________  __________    ___     ____

Frank  70,000(2)        62%         $14.75     April
F. Ferola                                      2001        $0     $320,602
_______________________

(1) Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rates shown (compounded annually) from the date of grant until the expiration of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect any estimate or prediction by the Company of future Common Stock price increases.

(2) Reflects the grant of options covering 70,000 shares of Common Stock whose exercise is contingent on certain increases in the Company's Common Stock trading price. See - "Employment and Termination Arrangement."

Options Exercised in Last Fiscal Year and Year-End Option Values

     The following table sets forth certain information at December 31, 1996, respecting exercisable and non-exercisable stock options held by the Chief Executive Officer. The Chief Executive Officer did not exercise any stock options in fiscal year 1996. The table also includes the value of the "in-the-money" stock options which reflects the spread between the exercise price of the existing stock option and the year-end price of the Common Stock. The other Named Executives do not hold any stock options.


                                                Value of
                       Number of                Unexercised In-
                       Unexercised Options      the-Money Options
                       Held at December 31,     at December 31, 1996(1)
                       1996(1)
                       ___________________      ________________________

                                Non-                        Non-
Name            Exercisable     Exercisable  Exercisable    Exercisable
______          ___________     ___________  ___________   _____________

Frank F. Ferola     30,000       70,000(2)       $0            $0

__________________
(1)  Based on the closing price of the Common Stock on December 31,1996
     ($ 12.875).

(2) Reflects options covering 70,000 shares of Common Stock whose exercise is contingent on the future trading prices of the Company's Common Stock. See - "Employment and Termination Arrangements."


Employment and Termination Arrangements

     In May 1992, Mr. Frank Ferola's employment agreement with the Company was extended for a period of four years until January 1997. Pursuant to such agreement, as extended, Mr. Ferola received compensation of $118,403 per annum subject to an annual increase of 10% and a bonus amount equal to not less than 7% nor more than 10% of the Company's income before income taxes, as determined by a formula set forth in his employment agreement. Mr. Ferola had the right to terminate his employment with the Company without penalty after submission of thirty days' written notice.

     In 1996, Mr. Ferola relinquished $335,000 (approximately 50%) of the 1995 annual bonus to which he was otherwise entitled. In consideration thereof, the Compensation Committee awarded him a five-year option to purchase 70,000 shares of the Company's Common Stock, whose exercise is contingent on the Company's Common Stock trading for 20 consecutive business days at $19.175, a 30% increase over its price on the date of grant ($14.75). If this condition were met, Mr. Ferola would also receive a cash payment of $335,000.

     In 1997, Mr. Ferola relinquished $100,000 of the 1996 annual bonus to which he was otherwise entitled. In consideration thereof, the Compensation Committee awarded him a five-year option to purchase 9,195 shares of the Company's Common Stock, whose exercise is contingent on the Company's Common Stock trading for 20 consecutive business days at $14.138, a 30% increase over its price on the date of grant ($10.875). If this condition were met, Mr. Ferola would also receive a cash payment of $100,000.

     In January 1997, the Company entered into a new employment agreement with Mr. Ferola, replacing the aforementioned contract. The term of this new agreement is three years, expiring in January 2000. Under such agreement, Mr. Ferola is to receive compensation in the amount of $425,000 per annum, subject to an annual increase of 10%, and an annual stock option grant of 50,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In addition, Mr. Ferola is entitled to receive an annual performance bonus based on increases of at least 10% in the Company's earnings per share, as determined, on a base year, by a formula set forth in the employment agreement.

     In the event of a change in control of the Company, Mr. Ferola is entitled to receive an amount equal to his base salary for the remaining term of the contract plus an additional twenty-four months' salary. In addition, under the terms of the agreement, Mr. Ferola will receive from the Company, in a lump sum payment, an amount equal to the most recent annual bonus paid multiplied by the sum of the number of years (including fractions thereof) remaining in the term of his agreement plus two.

     In January 1996, the Company entered into an employment agreement with Mr. Peter Ferola, effective for three years until January 1999. Pursuant to such agreement, Peter Ferola is to receive compensation of $77,765 per annum subject to an annual increase of 10% and an annual stock option grant of 10,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.
In addition, Peter Ferola is entitled to receive an annual performance bonus based on increases of at least 10% in the Company's earnings per share calculated on a base year, as determined by a formula set forth in his employment agreement. Peter Ferola did not receive a bonus for fiscal year 1996.

     In the event of a change in control of the Company, Peter Ferola is entitled to receive an amount equal to his base salary for the remaining term of the contract plus an additional twelve months' salary. In addition, under the terms of the agreement, Mr. Ferola will receive from the Company, in a lump sum payment, an amount equal to the most recent annual bonus paid multiplied by the sum of the number of years (including fractions thereof) remaining in the term of his agreement plus one.

     In January 1996, the Company entered into an employment agreement with Ms. Lucille Murphy, effective for three years until January 1999. Pursuant to such agreement, Ms. Murphy is to receive compensation of $72,100 per annum subject to an annual increase of 10%. Under the terms of the contract, Ms. Murphy is also entitled to an annual bonus, whose amount shall be determined each year by the Compensation Committee. For fiscal year 1996, Ms. Murphy received a bonus of $15,000.

     In the event of a change in control of the Company, Ms. Murphy is entitled to receive an amount equal to her base salary for the remaining term of the contract plus an additional twelve months' salary. In addition, under the terms of the agreement, Ms. Murphy will receive from the Company, in a lump sum payment, an amount equal to the most recent annual bonus paid multiplied by the sum of the number of years (including fractions thereof) remaining in the term of her agreement plus one.

     In June 1996, the Company entered into an employment agreement with
Mr. Charles V. Hall, effective for five years until June 2001. Pursuant to such agreement, Mr. Hall receives compensation of $200,000 per annum in year one and in year two and $250,000 per annum in each of the remaining three
years.   Mr. Hall is also entitled to receive a performance bonus based on pretax earnings of Sorbie Acquisition Company as determined by a formula set forth in his employment agreement.

     In January 1996, the Company entered into an employment agreement with Mr. Franc Ferola, effective for three years until January 1999. Pursuant to such agreement, Franc Ferola is to receive compensation of $77,765 per annum subject to an annual increase of 10% and an annual stock option grant of 10,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In addition, Franc Ferola is entitled to receive an annual performance bonus based on increases of at least 10% in the Company's earnings per share, as determined by a formula set forth in his employment agreement calculated on a base year. Franc Ferola did not receive a bonus for fiscal year 1996.

     In the event of a change in control of the Company, Franc Ferola is entitled to receive an amount equal to his base salary for the remaining term of the contract plus an additional twelve months' salary. In addition, under the terms of the agreement, Mr. Ferola will receive from the Company, in a lump sum payment, an amount equal to the most recent annual bonus paid multiplied by the sum of the number of years (including fractions thereof) remaining in the term of his agreement plus one.



           STOCK OPTION AND COMPENSATION COMMITTEE
             REPORT ON EXECUTIVE COMPENSATION

     The Stock Option and Compensation Committee (the "Committee") of the Company's Board of Directors is comprised of two individuals, neither of whom is an officer or employee of the Company. The Committee is responsible for establishing the overall philosophy of the Company's executive compensation program developed to execute the Company's compensation strategy.

The Company's Executive Compensation Strategy

     The Company's executive compensation program has been designed to promote stockholder interests and to:

     1. Attract, reward and retain key executives who are important to the Company's long-term viability and success.

     2. Provide compensation that is competitive with that of companies of comparable size and stature.

It is the Company's intention to ensure that all compensation paid to its executives is tax deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Although Section 162(m) of the Code imposes limits on deductibility for compensation to certain executives exceeding $1 million per year, the Company does not currently anticipate any limitations of this deduction of any compensation paid to any executive.

Elements of the Executive Compensation Program

     The Company's executive compensation program includes two principal elements: annual cash compensation and long-term awards.

     Annual cash compensation includes both base salaries and bonuses. Executives' base salaries are evaluated each year based upon an assessment of competitive market data of comparable companies. Executives are eligible for adjustments in base salary based upon assessments of individual performance and changes in principal job duties and responsibilities.

     Long-term incentive compensation is granted pursuant to the Company's 1990 Key Employee Stock Incentive Plan ("Incentive Plan"). The Incentive Plan permits the Company to grant stock options to executives at a price no less than 100% of the fair market value of the Common Stock on the date of the grant.

The Committee's Actions in 1996

     Each year the Committee reviews and approves annual salaries and bonuses, grants of long-term incentive awards and the performance targets and criteria established for the Incentive Plan. In addition, the Committee reviews the performance of the Company and its divisions and subsidiaries and exercises the final authority in determining and approving the nature and amount of payout of executive incentive awards. Compensation paid to executive officers of the Company, including Chief Executive Officer's compensation, are paid in accordance of with terms and conditions of any applicable employment agreements.

     In fiscal year 1996, stock options were granted to executive officers of the Company as follows:

Officer          Number of Shares Covered       Option Price
_______          _________________________      _____________
Frank Ferola             70,000(1)                 $14.75
David Spiegel             5,000                     15.13
Peter Ferola             10,000                     16.50
Lucille Murphy            7,500                     15.13
Franc Ferola             10,000                     16.50

(1) Reflects the grant of options covering 70,000 shares of Common Stock, whose exercise is contingent on certain increases in the Company's Common Stock trading price.

Chief Executive Officer Compensation

     In May 1992, the Committee extended Mr. Frank Ferola's employment agreement with the Company for a period of four years until January 1997. Pursuant to such agreement, as extended, Mr. Ferola received compensation of $118,403 per annum subject to an annual increase of 10% and a bonus amount qual to not less than 7% nor more than 10% of the Company's income before taxes, as determined by a formula set forth in his employment agreement.

     In January 1997, the Company entered into a new employment agreement with Mr. Frank Ferola, replacing the aforementioned contract. The term of this new agreement is three years, expiring in January 2000. Under such agreement, Mr. Ferola is to receive compensation in the amount of $425,000 per annum, subject to an annual increase of 10%, and an annual stock option grant of 50,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In addition, Mr. Ferola is entitled to receive an annual bonus based on increases in the Company's earnings per share of at least 10%, calculated on a base year, as determined by a formula set forth in the employment agreement.

Members of the Stock Option and Compensation Committee:
     Curtis Carlson, Chairman
     John DePinto


STOCK PERFORMANCE CHART

     The chart below compares cumulative stockholder return (assuming reinvestment of dividends) on the Company's Common Stock, over the five-year period ending on December 31, 1996, with the cumulative total return of companies in the Standard & Poor's 500 Stock Index and in the Standard & Poor's Custom Composite Index.


                Dec.    Dec.   Dec.    Dec.   Dec.    Dec.
                1991    1992   1993    1994   1995    1996

The Stephan Co. $100    $165   $203    $128   $157    $130
S&P 500          100     108    118     120    165     203
S&P Custom
  Composite      100     104    103      73     84      88


             PROPOSAL II: APPROVAL AND ADOPTION
  OF THE COMPANY'S 1990 KEY EMPLOYEE STOCK INCENTIVE PLAN,
                         AS AMENDED


     In February 1997, the Company's Board of Directors adopted, subject to stockholder approval at the Meeting, an amendment to the 1990 Key Employee Stock Incentive Plan (the "1990 Plan") providing for an increase in the number of shares of Common Stock reserved for issuance pursuant to awards granted under the 1990 Plan from 470,000 to 870,000 shares. Additionally, in order to ensure that all compensation paid to its executives is tax deductible under Section 162(m) of the Code, the Company is seeking stockholder approval of the entire 1990 Plan, as such is proposed to be amended as discussed above.

     The Board of Directors believes that the Company will be at a disadvantage in attracting and retaining qualified and experienced persons to serve as officers and key employees were it limited in its ability to grant stock or stock-related incentive awards. Based on certain reviews it has conducted, the Company believes that the level and amount of awards it has granted in the past are consistent with those of other companies of the Company's size and nature of business. However, because there are only 30,805 shares of Common Stock presently remaining available for grant under the 1990 Plan, the Board of Directors believes that, unless it increases the number of shares that it has available for grant in the future, it could be limited in its ability to attract and retain high caliber personnel. Additionally, the Company believes that it needs the flexibility of having additional shares of Common Stock reserved under the 1990 Plan for use in connection with the negotiation by the Company of future acquisitions. Such additional shares could be granted to key and other employees, at and of the companies, which the Company may acquire.

     In light of the foregoing, the Board of Directors believes that the proposal to increase the number of shares available for grant under the 1990 Plan is in the best interests of the Company and its stockholders.

     The purpose of the 1990 Plan is to offer to the Company's key employees (including those of its subsidiaries) long-term performance-based stock and/or other equity interests in the Company, thereby enhancing the Company's ability to attract, retain and reward such key employees and to increase the mutuality of interests between those employees and the Company's stockholders. The Company believes that in connection with any potential acquisition, the opportunity for key employees of acquired companies to participate in the 1990 Plan would provide such employees with an incentive to remain with the Company following the acquisition.

     The 1990 Plan presently authorizes the granting of incentive awards for up to 470,000 shares of Common Stock, subject to adjustments as discussed below. As April 29, 1997, 30 officers and employees were granted options to purchase a total of 439,195 shares of Common Stock. No other awards have been made under the 1990 Plan. Assuming that all outstanding options (including all unvested and contingent options) are exercised, 30,805 shares of Common Stock would remain available for grant through stock option grants, restricted stock awards, deferred stock awards, and other stock-based awards. The proposed amendment to the 1990 Plan would increase the number of shares available for grant under the 1990 Plan to 870,000 shares.

     The following summary of the 1990 Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the 1990 Plan, as proposed to be amended, annexed hereto as Exhibit A.

Summary of the Plan

     Incentive awards consist of stock options, restricted stock awards, deferred stock awards, and other stock-based awards as described below.
The shares of Common Stock available for incentive awards will be made available from either authorized and unissued shares or issued shares to be purchased or otherwise acquired by the Company. Unless sooner terminated, the 1990 Plan will expire at the close of business on April 15, 2000. Officers and key employees of the Company and its subsidiaries (but excluding members of the Committee and any directors who receive options under the Directors' Plan) are eligible to receive incentive awards ("Eligible Persons"). Approximately 40 officers and other employees are currently eligible to participate in the 1990 Plan.

     The 1990 Plan is administered by the Committee, which has the authority to determine the persons to whom awards will be granted, the number of awards to be granted and the specific term of each grant, subject to the provisions of the 1990 plan.

Types of Incentive Awards

     Incentive and Nonqualified Options. The 1990 Plan provides both for "incentive stock options" ("Incentive Options") as defined in Section 422 of the Code and for options not qualifying as Incentive Options ("Nonqualified Options"), both of which may be granted with other stock-based awards available under the 1990 Plan. The Committee shall determine the Eligible Persons to whom Options may be granted.

     Pursuant to the 1990 Plan, the Committee shall determine the exercise price for each share issued in connection with an Incentive Option (collectively referred to as "Options"), but the exercise price shall in all cases be not less than 100% of the fair market value of Common Stock on the date the Option is granted (or in the case of an Incentive Option granted to an Eligible Employee owning more than 10% of the outstanding Common Stock, not less than 110% of such fair market value). The exercise price must be paid in full at the time of exercise, either in cash, or subject to any limitations as the Committee may impose, in securities of the Company or through other cashless exercise mechanisms permitted by the Company.

     The Committee shall determine when Options may be exercised, which in no event shall be more than ten years from the date of grant (or in the case of an Incentive Option granted to an eligible person owning more than 10% of the outstanding Common Stock, not more than five years), and the manner in which each Option shall become exercisable. Other than as set forth herein, the rules relating to the terms of Options apply to both Incentive Options and Nonqualified Options. Options may not be transferred by the grantee other than by will or the laws of descent and distribution.

     Restricted Stock Awards. The Committee may award shares of restricted stick ("Restricted Stock"). Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the 1990 Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

     Restricted Stock awarded under the 1990 Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Restriction Period. Except for the foregoing restrictions, the grantee shall, even during the Restriction Period, have all of the rights of a stockholder, including the right to receive all dividends declared on, and the right to vote, such shares.

     In order to enforce the foregoing restrictions, the 1990 Plan requires that all shares of Restricted Stock awarded to the grantee remain in the physical custody of the Company until the restrictions on such shares have terminated.

     Deferred Stock Awards. The Committee may award shares of deferred stock ("Deferred Stock"). Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the 1990 Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the stock will be deferred, and all other terms and conditions of the awards.


     The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

     Deferred Stock awards granted under the 1990 Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Deferral Period. The grantee, as determined by the Committee, may be paid dividends declared currently or deferred and deemed to be reinvested in additional Deferred Stock. The grantee may request to defer the receipt of an award for an additional specified period. The Committee may accelerate vesting of all or any part of the Deferred Stock award and/or may waive the deferral l imitations for all or any part of a Deferred Stock award.

     If a grantee of an award ceases to be an employee of the Company prior to the expiration of the Deferral Period applicable to all or any part of the Deferred Stock awarded to such grantee, then, all shares of Stock theretofore awarded to the grantee which are still subject to the Deferral Period shall, upon such termination of employment, vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant.

     Other Stock-Based Awards. The Committee may grant performance shares and shares of stock valued with reference to the performance of the Company or any subsidiary, either alone, in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock (collectively "Stock-Based Awards").
Subject to the terms of the 1990 Plan, the Committee has complete discretion to determine the terms and conditions applicable to Stock-Based Awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

     Shares of stock subject to Stock-Based Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, prior to the date the shares are issued or, if later, the date on which any applicable restriction or performance or deferral period lapses.

Other Terms and Conditions

     Agreements; Transferability. Options, Restricted Stock, Deferred Stock, and Stock-Based Awards granted under the 1990 Plan will be evidenced by agreements consistent with the 1990 Plan in such form as the Committee may prescribe. Neither the 1990 Plan nor any agreements thereunder confer any right to continued employment upon any holder of an Option, Restricted Stock, Deferred Stock, or Stock-Based Award. Further, all agreements will generally provide that the right to exercise Options or receive Restricted Stock before the expiration of the Restriction Period or Deferred Stock before the expiration of the Deferral Period or to receive payment under Stock-Based Awards, cannot be transferred except by will or the laws of descent and distribution.

     Change of Control Provisions.  In the event of a "Change of Control"
(as defined in the 1990 Plan) of the Company, the Committee may at its discretion do any or all of the following, either at the time an award is made, or at any time prior to or concurrently with such Change of Control:
(i) allow the exercise in full of all outstanding Options and allow such Options to remain exercisable in full until their expiration date, and (ii) allow for the lapse of all restrictions and deferral limitations on Restricted Stock awards, Deferred Stock awards, and Stock-Based Awards.The Committee may further change or limit any such awards in any way it deems appropriate and in the Company's best interest.

     Amendments and Termination. The Board may at any time, and from time to time, amend any of the provisions of the 1990 Plan, and may at any time suspend or terminate the 1990 Plan. However, no amendment, pursuant to the terms of the 1990 Plan, shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Common Stock if
(i) it increases the aggregate number of shares of Common Stock which may be issued under the 1990 Plan (except as described under the caption "Adjustment" below), or (ii) the failure to obtain such approval would adversely affect the compliance of the 1990 Plan with the requirements of any applicable law, rule or regulation. The Committee may amend the terms of any Option or other award theretofore granted under the 1990 Plan. However, subject to the adjustments described below, no such amendment may be made by the Committee which in any material respect impairs the rights of the participant without the participant's consent.

     Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a 1990 Plan participant or a regular cash dividend), Common Stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the 1990 Plan, in the number and option price of shares subject to outstanding Options granted under the 1990 Plan, and in the number of shares subject to other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock and Other Stock-Based Awards) granted under the 1990 Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

Certain Federal Income Tax Consequences of the 1990 Plan

     The following is a brief summary of the Federal income tax aspects of awards made under the 1990 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe foreign, state or local tax consequences.

     1. Incentive Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Option. Upon a disposition of the shares after the later of two years from the date of the grant and one year after the transfer of shared to the participant, (i) the participant will recognize he difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the Options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.


     If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above,
(i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for those shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable and other applicable limitations under the Code. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a nonqualified stock option. See "Nonqualified Options."

     2. Nonqualified Options. Except as noted below, with respect to Nonqualified Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and other applicable limitations under the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.


     If the shares acquired upon exercise of a Nonqualified Option are subject to substantial risk of forfeiture, the participant's and the Company's Federal income tax consequences of the exercise and disposition of the shares will be determined under rules similar to those set forth below under the caption "Restricted Stock."

     3. Restricted Stock. A participant who receives Restricted Stock will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock at the time the Restricted Stock is no longer subject to a substantial risk of forfeiture, over the consideration paid for the Restricted Stock. However, a participant may elect, under Section 83(b) of the Code, within 30 days of the transfer of the Restricted Stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of such transfer of the shares of Restricted Stock (determined without regard to the restrictions) over the consideration paid for the Restricted Stock. If the participant makes such election and thereafter forfeits the shares, he or she will qualify for a deduction only in an amount equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. With respect to a sale of shares after the forfeiture period has expired where the participant has not made election under Section 83(b), the holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the Restriction Period expires, and the tax basis for such shares will generally be the fair market value of such shares on such date. If the participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of such shares (determined without regard to the restrictions) on the date of transfer. A participant's shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act.

     Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction (subject to he reasonableness of compensation limitation and other applicable limitations under the Code) equal to the amount that is taxable as ordinary income to the participant, in its taxable year in which or with which ends the taxable year of the participant in which such income is included in the participant's gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

     Dividends paid on Restricted Stock which is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation and other applicable limitations under the Code. If, however, the participant makes a
Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

4. Deferred Stock. A participant who receives an award of Deferred Stock will recognize no income on the grant of such award. However, he or she will recognize ordinary compensation income on the transfer of the Deferred Stock (or the later lapse of a substantial risk of forfeiture to which the Deferred Stock is subject, if the participant does not make a Section 83(b) election), in accordance with the same rules as discussed above under the caption "Restricted Stock."

     5. Other Stock-Based Awards. The Federal income tax treatment of other Stock-Based Awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the nature of and conditions applicable to the award, be taxable as an Option or an award of Restricted Stock.

     Employees who may participate in the 1990 Plan in the future and the amounts and terms of their awards will be determined by the Committee, in its discretion, as summarized above. Because no such determinations have yet been made, it is not possible to state the terms of any awards which may be granted under the 1990 Plan or the names, positions of, or respective amounts of awards to any individuals who are eligible for awards under the 1990 Plan. There are no agreements or commitments to make any such awards as of the date hereof.

     The closing sales price of the Common Stock on the American Stock Exchange on April 29, 1997 was $9.38.

     Approval and adoption of the 1990 Plan, as amended, requires that the number of votes cast by persons present at the Meeting, in person or by proxy, in favor of such proposal exceeds the number of votes cast thereat in opposition to such proposal.

     The Board of Directors unanimously recommends a vote "FOR" the approval and adoption of Proposal II.


                          INDEPENDENT AUDITORS

      Pursuant to a recommendation of the Audit Committee, the Board of Directors has selected and retained the firm of Deloitte & Touche to act as independent certified public accountants for the Company for the 1997 fiscal year. Representatives of Deloitte & Touche are expected to be present at the Meeting, to have the opportunity to make a statement, if they so desire, and to be available to respond to appropriate questions.

                              OTHER MATTERS

      At the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at
the Meeting, other  than  as described  above.   If  any  other  matter  or
matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote all proxies on such matter(s) in accordance with their best judgment.


                    SUBMISSION OF STOCKHOLDER PROPOSALS

      Any proposal which is intended to be presented by any stockholder for action at the 1998 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at 1850 West McNab Road, Fort
Lauderdale, Florida 33309, not later than           , 1998, in order for
such  proposal  to  be  considered  for  inclusion  in   the Company's Proxy
Statement and form of proxy relating to the 1998 Annual Meeting of Stockholders.


                    By Order of the Board of Directors




                    PETER FEROLA
                    Secretary

Dated:  ________ __, 1997



                                EXHIBIT A


                             THE STEPHAN CO.

                  1990 Key Employee Stock Incentive Plan
                As Amended, July 15, 1994, April 12, 1996
                         and February 19, 1997

Section 1.  Purpose; Definitions.

The purpose of The Stephan Co. 1990 Key Employee Stock Incentive Plan (the "Plan") is to enable The Stephan Co. to offer to its key employees and to key employees of its subsidiaries, long term performance-based stock and/or other equity interests in The Stephan Co. thereby enhancing its ability to attract, retain and reward such key employees, and to increase the mutuality of interests between those employees and the stockholders of The Stephan Co. The various types of long-term incentive awards which may be provided under the Plan will enable The Stephan Co. to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

For purposes of the Plan, the following terms shall be defined as set forth herein:

(a)  "Board" means the Board of Directors of The Stephan Co.

(b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(c)   "Committee"  means the Stock Option Committee  of  the
Board or any other committee of the Board which the Board may designate.

(d)    "Company"  means  The  Stephan  Co.,  a   corporation
organized under the laws of the state of Florida.

(e) "Deferred Stock" means stock to be received, under an award made pursuant to Section 7 hereof, at the end of a specified deferral period.

(f) "Disability" means disability as determined under procedures established by the Committee for purpose of the Plan.

(g)    "Early  Retirement"  means  retirement  from   active
employment with the Company or any subsidiary prior  to  age
65.

(h) "Fair Market Value," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means as of any given date: (i) if the Common Stock (as hereinafter defined) is listed on a national securities exchange or quoted on the NASDAQ National Market System, the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on the composite tape or by NASDAQ/NMS System Statistics, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) hereof, such price as the Committee shall determine.

(i) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(j) "Non-Qualified Stock Option" means any Stock Option that id not an Incentive Stock Option.

(k) "Normal Retirement" means retirement from active employment with the Company or any subsidiary on or after age 65.

(l)   "Other Stock-Based Award" means an award under Section
8 hereof that is valued in whole or in part by reference to, or is otherwise based on, stock.

(m)   "Plan"  means this The Stephan Co. 1990  Key  Employee
Stock Incentive Plan, as hereinafter amended from time to time.

(n) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 hereof, that is subject to restrictions under said Section 6.

(o)    "Retirement"   means  normal  retirement   or   early
retirement.

(p) "Stock" means the Common Stock of the Company, par value $.01 per share.

(q) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

(r) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in
Section 424(f) of the Code, or any successor thereto.


Section 2.  Administration

The Plan shall be administered by the Committee, the membership of which shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect from time to time, or with the requirements of any other applicable law, rule or regulation.

The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4 hereof: (I) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

For purposes of illustration and not of limitation, the Committee shall have the authority (subject to express provisions of this plan):

(i) to select the officers and other key employees of the Company or any Subsidiary to whom Stock Options, Restricted
Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

(ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible employees;

(iii) to determine the number of shares to be covered by each award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, acceleration, or forfeiture provisions, as the Committee shall determine);

(v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Company or any Subsidiary outside of this Plan;

(vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred, which may be either automatic or at the election of the participant; and


(vii) to substitute (A) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or certain other less favorable terms, and (B) new awards of any type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

Subject to Section 10 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan.

Subject to Section 10 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Plan participants.

Section 3.  Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 870,000 shares.
Such shares may consist, in whole or in part, of authorized and unissued shares.

If any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Restricted Stock, Deferred Stock award or Other Stock-Based Award granted hereunder are forfeited or any such award terminates without a payment being made to the participant in the form of cash and/or Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Plan participant or a regular cash dividend), Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan, and in the number of shares subject to other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement or rights, provided that the number of shares subject to any award shall always be a whole number.


Section 4.  Eligibility

Officers and key employees of the Company or any Subsidiary (but excluding members of the Committee and any director who receives options under a directors' stock option plan) who are at the time of the grant of an award under this Plan employed by the Company or any Subsidiary and who a re responsible for or contribute to the management, growth, and/or profitability of the business of the Company or any Subsidiary, are eligible to granted Options and awards under the Plan. Eligibility under the Plan shall be determined by the Committee.

Section 5.  Stock Options

(a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (I) Incentive Stock Options and
(ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Committee may from time to time approve. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under Section 422.

(b)   Terms and Conditions.  Stock Options granted under the
Plan   shall   be  subject  to  the  following   terms   and
conditions:

     (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% (110%, in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent (if any) or subsidiary corporations, as those terms are defined in Sections 424(e) and (f) of the Code) of the Fair Market Value of the Stock at the time of grant.

     (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a  10%  Stockholder) after the date on which the  Option  is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date on which the option is granted.

     (iii)Exercisability.       Stock   Options   shall   be
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of the grant; provided, however, that except as otherwise provided in this Section 5 and Section 9 below, unless waived by the Committee at or after the time of grant, no Stock Options shall be exercisable prior to the first anniversary date of the grant of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

       (iv)   Method  of  Exercise.  Subject   to   whatever
installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased.
Such notice shall be accompanied by payment in full of he purchase price, which shall be (I) in cash; (ii) unless otherwise provided in the Stock Option Agreement referred to in Section 5(b) (xii) below, in whole shares of Stock which are already owned by the holder of the Option; (iii) unless otherwise provided in the Stock Option agreement referred to in Section 5(b) (xii) below, in whole shares of stock which are already owned by the holder of the Option;
(iii)   unless  otherwise  provided  in  the  Stock   Option
agreement referred to in Section 5(b)(xii) below, partly  in cash and partly in such Stock; or (iv) any other form of consideration which has been approved by the Committee,
including   any   approved   cashless   exercise   mechanism
(including,   if  so  approved,  by  means  of   irrevocable
broker's instruction letter and of the application of a specified portion of the shares of Stock issuable upon exercise of a Stock Option as payment of the exercise price
therefor).   Cash payments shall be made by  wire  transfer,
certified bank check or personal check, in each case payable to the order of the Company; provided, however,
that   the   Company  shall  not  be  required  to   deliver
certificates for shares of Stock with respect to which an Option is exercised by payment of cash until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payment in the form of  Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto the Company, free of any liens or encumbrances. The right to deliver in full or partial payment of the exercise price of a Stock Option any consideration other than cash shall be limited to such frequency and/or amount as the Committee shall determine in
its  sole  and  absolute discretion.   Except  as  otherwise
expressly provided in this Plan, no Option may be exercised at any time unless the holder thereof is then an employee of the Company or of a subsidiary. The holder of an option shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the holder upon the exercise of the Option.

       (v) Transferability; Exercisability. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

      (vi)  Termination by Reason of Death.      Subject  to
Section  5(b)(x) below, if an optionee's employment  by  the
Company or a Subsidiary terminates by reason of death, any Stock Option held by such optionee, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by optionee's be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, which ever period is the shorter.

       (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Optionee, unless otherwise determined by the Committee at the time of grant, shall be fully vested and may thereafter be exercised by the optionee for a period of three years (or such other period as the Committee shall specify at the time of grant), from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such other period as the Committee shall specify at the time of the grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(viii)   Termination  by  Reason of Retirement.  Subject  to
Section 5(b)(x) below, if an optionee's employment by the Company or a Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter by exercised by the optionee for a period of three years (or such other period as the Committee may specify at the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Subsidiary terminates by reason of Early Retirement, any Stock Option held by such optionee, unless otherwise determined by the Committee at the time of grant, shall be fully vested and may thereafter be exercised by the optionee for a period of one (1) year (or such longer period as the Committee may specify at the time of grant, but in no event more than three (3) years) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (ix)  Other Termination.  Subject to the provisions  of
Section 12(g) below and unless otherwise determined by the Committee at the time of grant, if an optionee's employment by the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or a Subsidiary without cause, such Stock Option may be exercised for the lesser of three months after termination of employment or the balance of such Option's term.

      (x)  Additional Incentive Stock Option Limitation.  In
the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its parent and subsidiary corporations, as defined in Sections 424(e) and
(f) of the Code) shall not exceed $100,000.

      (xi) Buyout and Settlement Provisions. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the optionee at the time that the offer is made.

      (xii)      Stock Option Agreement.  Each  grant  of  a
Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 6.  Restricted Stock.

(a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the number of shares to be awarded, the price (if any) that will be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine.

(b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

      (i) Issuance; Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Restricted Stock agreement. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

       (ii)   Rights  of  Holder.   Restricted  Stock  shall
constitute  issued and outstanding shares  of  Common  Stock for  all corporate purposes.  The holder will have the right to  vote  such Restricted Stock, to receive and  retain  all
regular   cash   dividends   and   other   cash   equivalent
distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be
entitled   to   delivery   of  the  stock   certificate   or
certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other equivalent distributions as the Board may in its sole discretion designate, pay or distribute,
the   Company  will  retain  custody  of  all  distributions
("Retained Distributions") made or declared with respect  to the  Restricted Stock (and such Retained Distributions  will be  subject  to the same restrictions, terms and  conditions as  are applicable to the Restricted Stock) until such time, if  ever, as the Restricted Stock with respect to which such
Retained  Distributions  shall  have  been  made,  paid   or
declared  shall have become vested an with respect to  which the  Restriction Period shall have expired; (D)  the  holder may  not  sell, assign, transfer, pledge, exchange, encumber
or   dispose  of  the  Restricted  Shares  or  any  Retained
Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock agreement referred to in the following clause (iv) or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

      (iii) Expiration of Restriction Period. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in the following clause (iv), and (B) any
Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that have been so forfeited.

      (iv)   Restricted  Stock Agreement.   Each  Restricted
Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7.   Deferred Stock

      (a)   Grant  and  Exercise.   Deferred  Stock  may  be
awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the
period  (the  "Deferral  Period")  during  which,  and   the
conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of the awards. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

(b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

      (i) Transferability. Subject to the provisions of this Plan, and the award agreement referred to in Section 7
(b) (vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

      (ii) Dividends. As determined by the Committee at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

      (iii) Termination of Employment. Subject to the provisions of the award agreement and this Section 7 and
Section 12(g) below, upon termination of a participant's employment with the Company or any Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant.

      (iv) Modification by Committee. The Committee may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

      (v) Waiver of Deferral Limitations. In the event of hardship or other special circumstances of a participant whose employment with the Company or any Subsidiary is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the award agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

      (vi) Request for Modification. A participant may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

      (vii) Deferred Stock Agreement. Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 8.  Other Stock-Based Awards.

(a) Grant and Exercise. Other Stock-Based Awards which may include performance shares, and shares valued by reference to the performance of the Company or any Subsidiary, any be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock.

The Committee shall determine the eligible persons to whom and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

(b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following term and conditions:

      (i) Transferability. Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

      (ii) Dividends. The recipient of any other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Committee at the time of the award. The Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional stock.

      (iii)   Vesting.  Any Other Stock-Based Award and  any
Stock covered by an Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee.

       (iv) Disability; Death. In the event of a participant's Retirement, Disability or death, or in case of special circumstances, the Committee may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

      (v)   Other  Stock-Based Award Agreement.  Each  Other
Stock-Based Award shall be confirmed by, and shall be subject to the agreement executed by the Company and by the participant.


Section 9.  Change in Control Provisions.

(a) A "Change in Control" shall be deemed to have occurred on the tenth day after:

      (i) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Act")) becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Act) or more than 20% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

       (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Act for any class of the Company's capital stock; or

      (iii)the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation, pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange, or other disposition of all or substantially all of the assets of the Company, or
(C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities.

(b) In the event of a "Change of Control" as defined in subsection (a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of a "Change of Control":

      (i) all outstanding Stock Options, which have been outstanding for at least six months, shall become exercisable in full, whether or not otherwise exercisable at such time, any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and
       (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based awards granted under the Plan shall lapse.

Section 10.  Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, an may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if (a) it increases the aggregate number of shares of Stock which are available pursuant to the Plan, (except as provided in Section 3 above) or (b) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, as in effect from time to time, or with the requirements of any other applicable law, rule or regulation. The Committee may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Committee which in any material respect impairs the rights of the participant without the participant's consent.

Section 11.  Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee rights that are greater than those of a general creditor of the Company.

Section 12.  General Provisions.

(a) Investment Representations; Legend. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

All  certificates  for shares of stock delivered  under  the
Plan shall be subject to such stop transfer order and other restrictions as the Committee may deem advisable under the
rules  and  regulations,  and  other  requirements  of   the
Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificate to make appropriate reference to such restrictions.

(b) Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any employee at any time.

(d) Payment of Taxes. Not later than the date as of which an amount first becomes includible in the gross income of the participant with respect to any option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Subsidiary.

(e)   Applicable  Law.   The Plan and all  awards  made  and
actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Florida
(without regard to choice of law provisions).

(f) Compensation. Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by a specific reference in any such other plan to awards under this Plan).

(g) Leave of Absence; Change of Employment. A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a
termination of  employment.   Any Stock Option granted  or
awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Subsidiary.

(h) Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

(i) Securities Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (I) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

(j) Conflict of Plan with Certain Laws. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under he Exchange Act, as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such term or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3 and/or with respect to
Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under
Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(k) Termination for Failure to Execute Agreement. The Committee may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the participant for his or her execution.

Section 13.  Effective Date of Plan.

The Plan shall be effective as of April 16, 1990, subject to the approval of the Plan by the holders of the Company's
Stock at a meeting of stockholders held within one year after the effective date. Any grants of Stock Options or awards under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders (and no Stock Options may be exercised, and no awards of Restricted Stock, Deferred Stock or Other Stock-Based Awards shall best or otherwise become free or restrictions, prior to such approval).

Section 14.  Term of Plan.

No Stock Option, Restricted Stock Award, Deferred Stock or Other Stock-Based Award shall be granted pursuant to the Plan on of after the tenth anniversary of the effective date, but awards granted prior to such tenth anniversary may extend beyond that date.